UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 9, 2004
(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number,
including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 10.1
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure.

     On March 9, 2004, Critical Path, Inc. (the “Company”) issued a press release announcing that it had issued and sold to new investors and a set of recent investors, $18.5 million in 10% senior secured notes convertible into shares of the Company’s Series E preferred stock upon shareholder approval. The press release is filed herewith as Exhibit 99.1.

     In connection with the transactions described above, the Company signed a Convertible Note Purchase Agreement, which is filed herewith as Exhibit 10.1, which provides for forms of related documents, filed herewith as Exhibits 4.1 through 4.4.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

4.1	Form of Convertible Subordinated Promissory Note of the Company

4.2	Form of Third Amended and Restated Registration Rights Agreement, among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited, Vectis CP Holdings, LLC, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Passport Master Fund, L.P., Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International

4.3	Form of Amended and Restated Certificate of Determination of Preferences of Series D Redeemable Convertible Preferred Stock of the Company

4.4	Form of Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock of the Company

10.1	Convertible Note Purchase Agreement dated March 9, 2004, among the Company, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International

99.1	Press Release dated March 9, 2004, relating to the purchase of notes convertible into shares of the Company’s Series E preferred stock

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: March 10, 2004	By	/s/ Michael J. Zukerman

Name: Michael J. Zukerman Title: Senior Vice President and General Counsel

3

EXHIBIT INDEX

4.1	Form of Convertible Subordinated Promissory Note of the Company

4.2	Form of Third Amended and Restated Registration Rights Agreement, among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited, Vectis CP Holdings, LLC, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Passport Master Fund, L.P., Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International

4.3	Form of Amended and Restated Certificate of Determination of Preferences of Series D Redeemable Convertible Preferred Stock of the Company

4.4	Form of Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock of the Company

10.1	Convertible Note Purchase Agreement dated March 9, 2004 among the Company, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International

99.1	Press Release dated March 9, 2004, relating to the purchase of notes convertible into shares of the Company’s Series E preferred stock

4